Non-Controlling Interests	12 Months Ended
Dec. 31, 2024
Non-Controlling Interests [Abstract]
NON-CONTROLLING INTERESTS
14.	NON-CONTROLLING INTERESTS

Repurchase of noncontrolling interests

Since 2014, one of the Company’s subsidiary, SunCar Online, was listed on the National Equities Exchange and Quotations Co., Ltd., or the NEEQ, and the Company owns a majority ownership in SunCar Online. In 2022, wholly-owned subsidiaries of the Company, Haiyan and Shanghai Feiyou, acquired 0.01% and 0.25% of ownership of SUNCAR Online from non-controlling shareholders via NEEQ capital market, respectively.

Since both Haiyan and Shanghai Feiyou were 100% owned by the Company, the ownership purchase transactions were considered as repurchase of non-controlling interests by the Company in substance. During the year ended December 31, 2022, as a result of the repurchase of 0.26% non-controlling interest of SunCar Online, the Group derecognized non-controlling interest of $234, and the difference between the purchase price and the carrying amount of the proportional net assets that repurchased from non-controlling shareholders was recorded in additional paid-in capital, which was $276.

During the year ended December 31, 2024, Suncar Online repurchased 1.2% of equity interest of Shengda Automobile from non-controlling shareholders. After the repurchase, Suncar online owned 83.94% of Shengda Automobile. The Group derecognized non-controlling interest of $2,373, and the difference between the purchase price and the carrying amount of the proportional net assets that repurchased from non-controlling shareholders was recorded in additional paid-in capital, which was $1,756.